Exhibit 99.2

Greater Bay Bancorp slide presentation for September 19, 2002 RBC Capital Markets conference

Greater Bay Bancorp

RBC Capital Markets
Financial Institutions Conference
September 18-20, 2002

David L. Kalkbrenner
President and CEO

Greater Bay Bancorp Contacts

- David L. Kalkbrenner

  President and Chief Executive Officer

  650-614-5767

- Steven C. Smith

  Executive Vice President, Chief Financial Officer and Chief Administrative Officer

  650-813-8222

Greater Bay Bancorp

Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to the Company's current expectations regarding future operating results, net loan charge-offs, asset quality, level of loan loss reserves, growth in loans, deposits and assets, continued success of its Regional Community Banking strategy and the strength of the local economy. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company's results of operations, the Company's ability to continue its internal growth at historical rates, the Company's ability to maintain its net interest spread, and the quality of the Company's earning assets; (2) any difficulties that may be encountered in integrating newly acquired businesses and in realizing operating efficiencies; (3) government regulation; (4) the risks relating to the Company's warrant positions; and (5) the other risks set forth in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2001.

Corporate Overview

Company Snapshot

Company Name:	Greater Bay Bancorp – Greater Bay became a multi-bank holding company as the result of the November 1996 merger of Cupertino National Bancorp and Mid-Peninsula Bancorp.
Subsidiaries:	Cupertino National Bank, Mid-Peninsula Bank, Peninsula Bank of Commerce Golden Gate Bank, Bay Area Bank, Bay Bank of Commerce, Mt. Diablo National Bank, Coast Commercial Bank, Bank of Santa Clara, Bank of Petaluma, San Jose National Bank, ABD Insurance and Financial Services
Principal Banking Market:	California
Headquarters:	Palo Alto, California
Rank:	14th largest bank in California based on total deposits(1)
President & CEO:	David L. Kalkbrenner
Ownership:	Public; Listed on the Nasdaq under the ticker "GBBK"
Market Value:	$1.3 billion (2)
Employees (FTE):	1,708
Number of Banking Offices::	46
Number of ATMs:	91 (4)
Assets:	$8.5 billion
Loans:	$4.7 billion
Deposits:	$5.3 billion
Common Equity:	$537.3 million
Preferred Equity:	$72.5 million
(3) Q2 2002 Net Earnings / EPS / ROE / ROA:	$33.5 million / $0.62 per share / 22.48% / 1.60%
(3) YTD 2002 Net Earnings / EPS / ROE / ROA:	$61.1 million / $1.14 per share / 21.47% / 1.50%
(3) 2001 Earnings:	$97.1 million

(1) Source: SNL DataSource
(2) As of September 10, 2002
(3) Net income excluding nonrecurring warrant income and merger related expenses
(4) Bank ATMs: 38; Baynet ATMs 53

Franchise Overview
Regional Community Banking

Resources of a Regional Bank with the Client Service of a Community Bank

- Largest independent community bank holding company headquartered in Northern California with assets of $8.5 billion
  - Business Banking focus (small and mid-sized businesses)
  - Personal Banking among high net worth individuals and Custom Banking for individuals

Franchise Overview

Regional Community Banking

- Eleven community banks with 45 offices in 8 counties located in the San Francisco Bay Area
- Diversified financial services provider
  - Trust and investment services
  - Commercial insurance brokerage agency
  - Cash management, international trade finance and factoring services

Greater Bay Bancorp Markets - Regional Community Banking

South Bay
- Bank of Santa Clara
- Cupertino National Bank
- Greater Bay Bank–San Jose
- Greater Bay Bank–Santa Clara
- Greater Bay Bank–SBA Lending
- Venture Banking Group
- San Jose National Bank

San Francisco/Peninsula
- Bay Area Bank
- Golden Gate Bank
- Mid-Peninsula Bank
- Peninsula Bank of Commerce

East Bay
- Bay Bank of Commerce
- Greater Bay Bank–Fremont
- Greater Bay Bank–Walnut Creek
- Mt. Diablo National Bank


GREATER BAY
BANCORP

11 Banks – 45 Offices

Coastal
- Coast Commercial Bank
- Greater Bay Bank – Carmel

North Bay
- Bank of Petaluma
- Greater Bay Bank – Marin

Other Businesses/Divisions
- ABD Insurance and Financial Services, Inc.
- Greater Bay Bancorp – International Banking
- Greater Bay Corp. Finance
- Greater Bay Trust Company
- Greater Bay Private Capital Banking
- Pacific Business Funding
- The Matsco Companies
- Administrative Offices

Franchise with Record of High-Growth and Profitability

2002 Financial Highlights *($ in millions)*	6 Months Ended 6/30/02
Total Assets	$8,526
Total Loans, Gross	$4,683
Total Deposits	$5,299
ROE**	22.48%
ROA**	1.60%
Efficiency Ratio*	48.32%
Net Interest Margin	4.85%

Before merger, non-recurring and extraordinary items and TPS expense

** *Before merger, non-recurring and extraordinary items*

Q2 2002 Update

- High-growth franchise driven by:
  - Prudently managed revenue and expense growth
  - Significant core loan and deposit growth
  - Attractive margins
  - Disciplined and successful acquisition strategy
  - Prudent risk management



Net Income * ($ in millions)
33% CAGR
$23.0
$31.9
$42.6
$53.6
$81.4
$97.1
$48.5
$61.1
'96
'97
'98
'99
'00
'01
YTD Q2'01
YTD Q2'02

** Before merger, non-recurring and extraordinary items.*

Prudently Managed Revenue and Expense Growth*

($ in millions)



$600
$500
$400
$300
$200
$100
$0
1997
1998
1999
2000
2001
Q2 '02
28.90% Average Annual Revenue Growth
16.77% Average Annual Expense Growth
Revenue
Expense

*Before merger, non-recurring and extraordinary items and TPS expense. Excludes ABD Insurance and Financial Services.

Disciplined and Successful Acquisition Strategy, Driving Economies

Asset Growth and Efficiency Ratio


$9,000
$7,500
$6,000
$4,500
$3,000
$1,500
$0
80.00%
60.00%
40.00%
20.00%
0.00%
64.27%
58.59%
56.02%
52.65%
43.94%
44.31%
48.32%
$2,223
$2,692
$3,352
$4,305
$5,818
$7,877
$8,526
1996
1007
1998
1999
2000
2001
Q2 2002
Assets
Efficiency Ratio*

*Before merger, non-recurring and extraordinary items and TPS expense.

Disciplined Successful Acquisition Strategy

- Since its formation in 1996, Greater Bay has utilized selective acquisitions as a component of its growth strategy to strengthen and expand its competitive position
- Target well-managed, high performing franchises in key markets
- Disciplined transaction execution based on conservative assumptions
- Superior integration track record

	Assets Acquired ($ in millions)	Year Acquired	Year Incorporated
Peninsula Bank of Commerce	$200	1997	1981
Golden Gate Bank	$150	1998	1975
Pacific Business Funding	$15	1998	
Bay Area Bank	$200	1999	1979
Bay Bank of Commerce	$200	1999	1980
Mt. Diablo National Bank	$250	2000	1992
Coast Commercial Bank	$400	2000	1981
Bank of Santa Clara	$400	2000	1973
Bank of Petaluma	$200	2000	1987
The Matsco Companies	$283	2000	
CAPCO Financial Company	$15	2001	
San Jose National Bank	$680	2001	1981
ABD Insurance & Financial Services	(1) N/A	2002	

■ Bank Acquisitions ● Non-Bank Acquisitions

(1) Gross annual premiums of $1 billion

Regional Community Banking and Diversified Financial Services Provider

Greater Bay Financial Group

Commercial Banking - 11 Banks

Assets of $7.7 Billion

- Local Management and Board
- Local Client Decision Making
- Commitment to Client Service
- Strong Community Involvement

Specialty Finance

Assets of $793 Million

- International/Trade Finance
- Leasing
- Factoring
- Asset Based Lending
- SBA Lending

Insurance

ABD Insurance and Financial Services

- Premiums > $1 billion *
- Revenue > $100 million
- Offering P&C, Employee Benefits and 401k Products

* No underwriting risk

Business & Technology Support Services

- Investment in Technology
- Back Office Efficiency
- Broad Line of Services

Trust Company

$642 Million Assets Under Mgmt

- Wealth Management
- Private Banking

Increasingly Diversified Product Capability

ABD Insurance and Financial Services

- **17th largest insurance broker in U.S.** (a)
- **Highly profitable with five-year compounded revenue growth of 27%**

Non-Interest Income as a Percentage of Revenue


40%
30%
20%
10%
0%
12.93%
12.70%
13.64%
11.39%
12.12%
35.82%
1997
1998
1999
2000
2001
2002
Pro-Forma
Including ABD

Note: Excludes nonrecurring income

(a) Source: Insurance Industry Broker Rankings

Well-Capitalized with Strong Reserves

Capital Strength

Significant Capital Resources

	GBBK 6/30/02	Minimum to be "Well-Capitalized
Leverage Ratio	7.77%	5.00%
Tier I Risk Based Capital	10.66%	6.00%
Total Risk Based Capital	12.26%	10.00%

Reserve Strength



Reserves/EOP Loans (a)
2.68%
Greater Bay Bancorp
1.40%
Peer Group
RBC Dain Mid-Cap Banks

(a) GBBK and peer group data as of 6/30/02

(b) Tangible Equity Capital includes: common, preferred and REIT preferred stock

Q2 2002 Financial Highlights

- Total assets reached $8.5 billion at 6/30/02, an increase of 24% from 6/30/01
- Loan growth - 9% (year/year); 16% (Q1 2002/Q2 2002 annualized)
- Deposit growth - 9% (year/year); 21% (Q1 2002/Q2 2002 annualized)

Q2 2002 Financial Highlights

- Q2 2002 GAAP EPS was $0.62, a 35% increase from Q2 2001; Q2 2002 Cash EPS was $0.63, a 34% increase from Q2 2001
- GAAP ROE – 22.48% Cash ROE – 32.37%
- GAAP ROA – 1.60% Cash ROA – 1.68%
- Efficiency ratio – 48.32% (excluding merger, non-recurring and extraordinary items and TPS expense)

Net Income*

($ in millions)



$120
$100
$80
$60
$40
$20
$0
$31.9
$42.6
$53.6
$81.4
$97.1
$23.9
$33.5
1997
1998
1999
2000
2001
Q2 '01
Q2 '02

* *Before merger, non-recurring and extraordinary items*

Core Earnings Per Share*

(diluted)



$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
27.62% Compounded Annual Growth
$0.72
$0.91
$1.14
$1.61
$1.91
$0.46
$0.62
1997
1998
1999
2000
2001
Q2 '01
Q2 '02

* *Before merger, non-recurring and extraordinary items*

Return on Average Shareholders Equity**



30%
25%
20%
15%
10%
5%
0%
16.06%
18.28%
19.78%
23.29%
21.61%
21.80%
22.48%
16.42%
1997
1998
1999
2000
2001
Q2 '01
Q2 '02
Peer*

* RBC Mid-Cap Peer Analysis, 6/30/02
** Before merger, non-recurring and extraordinary items

Return on Average Assets**



2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
1.36%
1.40%
1.39%
1.63%
1.44%
1.47%
1.60%
1.44%
1997
1998
1999
2000
2001
Q2 '01
Q2 '02
Peer*

* RBC Mid-Cap Peer Analysis, 6/30/02

** Before merger, non-recurring and extraordinary items

Efficiency Ratio**


80%
60%
40%
20%
0%
56.02%
52.65%
43.94%
44.31%
43.80%
40.75%
48.32%
54.41%
1998
1999
2000
2001
Q2 '01
Q2 '02 w/o ABD
Q2 '02 w/ABD
Peer *

* RBC Mid-Cap Peer Analysis, 6/30/02
** Before merger, non-recurring and extraordinary items and TPS expense

Net Interest Margin



8.0%
6.0%
4.0%
2.0%
0.0%
5.61%
5.41%
5.73%
5.07%
5.13%
4.85%
4.12%
1998
1999
2000
2001
Q2 '01
Q2 '02
Peer *

* RBC Mid-Cap Peer Analysis, 6/30/02

Revenue and Expense Growth*

Including ABD

($ in millions)


$600
$500
$400
$300
$200
$100
$0
1997
1998
1999
2000
2001
Q2 '02
Annualized
36.77% Average Annual Revenue Growth
29.66% Average Annual Expense Growth
Revenue
Expense

* *Before merger, non-recurring and extraordinary items and TPS expense*

Revenue and Expense Growth*

Excluding ABD

($ in millions)



$600
$500
$400
$300
$200
$100
$0
1997
1998
1999
2000
2001
Q2 '02
Annualized
28.90% Average Annual Revenue Growth
16.77% Average Annual Expense Growth
Revenue
Expense

* *Before merger, non-recurring and extraordinary items and TPS expense.*

Community Banking Credit Culture

Selected Asset Quality Ratios	Q2'02	2001	2000	1999	1998
Non-Performing Assets/Total Assets	0.50%	0.39%	0.22%	0.19%	0.20%
Reserves/Avg. Loans	2.75%	2.77%	2.25%	1.90%	1.87%
Non-Performing Loan Coverage	294%	403%	702%	685%	689%
Net Charge-Offs/Avg. Loans (a)	0.72%	0.59%	0.33%	0.07%	0.13%
► SNC & Specialty Finance/Avg. Loans (a)	0.50%	0.36%	0.21%	0.00%	0.00%
► Commercial NCOs/Avg. Loans (a)	0.04%	0.23%	0.12%	0.07%	0.13%
► Real Estate NCOs/Avg. Loans (a)	0.18%	0.00%	0.00%	0.00%	0.00%

- Discontinued Shared National Credit ("SNC") lending in January 2000
- SNC portfolio today is only $54 million (less than 1% of assets)
- Community banking focus on commercial real estate lending – 11 portfolios
- Aggressive internal and external credit review of commercial real estate lending
- Sensitivity review of real estate portfolio indicates that issues are manageable

(a) Net of recoveries


NPLs/Gross Loans
1.50%
1.20%
0.90%
0.60%
0.30%
0.00%
0.90%
0.93%
0.99%
Greater Bay
Top 50 US Banks
Top 75 US Banks


Reserves/EOP Loans
4.00%
3.00%
2.00%
1.00%
0.00%
2.68%
1.72%
1.67%
Greater Bay
Top 50 US Banks
Top 75 US Banks


Reserves/NPLs
600%
400%
200%
0%
294.21%
243.63%
232.10%
Greater Bay
Top 50 US Banks
Top 75 US Banks


Loan Loss Provision/Average Assets
1.50%
1.00%
0.50%
0.00%
0.79%
0.48%
0.36%
Greater Bay
Top 50 US Banks
Top 75 US Banks

Source: SNL DataSource, Top 75 U.S. banks by total assets as of 6/30/02. GBBK data as of and for the period ended 6/30/02.

Commercial Real Estate
Original Underwriting $2 Million+

	Office/R&D	Industrial	Retail
Real Estate Term			
Average DCR	1.60x	1.70x	2.70x
Average LTV	60%	66%	54%
Real Estate Construction			
Average LTV	67%	40%	44%

Real Estate Sensitivity Review

Scope: Real Estate Non-owner Occupied Transactions $2 Million +

- **Review of Term Real Estate Debt Coverage + LTV**
  - **Based on:**
    - Initial underwriting
    - Current market rents
    - Actual rent rolls
  - **As to:**
    - Occupancy levels
    - Occupancy concentrations
    - Lease expirations

Real Estate Sensitivity Review

- Review of Construction Real Estate Absorption + LTV
  - Based On:
    - Initial underwriting
    - Current market
    - Bulk sale
  - As to:
    - Interest reserve adequacy
    - Scheduled payoff potential

Real Estate Sensitivity Review

- Term Real Estate ($652 million – 40% of total term outstanding) - Based on Actual Rents

DCRs	#	O/S (ooo's omitted)	
Less than 1:10x	5	$29,017	1.8%
Between 1:10x and 1.25x	10	$70,48	4.3%
Greater than 1.25x	92	$552,591	33.8%
	107		

LTVs	#	O/S (ooo's omitted)	
Greater than 100%	8	$41,900	2.6%
Between 80% and 100%	9	$70,104	4.3%
Less than 80%	90	$540,078	33.1%
	107		

Real Estate Sensitivity Review

- Construction Real Estate ($360 million – 37% of total construction commitments) – Based on Market Rents

	Residential			Commercial		
▸ LTVs	#	$	%	#	$	%
• Greater than 100%	0			5	42,692	11.9
• Between 80% and 100%	0			2	27,500	7.6
• Less than 80%	18	160,955	44.7	13	128,413	35.7

Summary

- Current credit issues are manageable
- We need continued vigilance
- Relationship lending continues to work
- Early recognition provides opportunity for solutions

Experienced Management Team

Position	Years Experience
Chief Executive Officer – David Kalkbrenner	30+
Chief Operating Officer – Byron Scordelis	25+
Chief Financial Officer – Steve Smith	25+
President, Community Banking Group – Susan Black	15+
Community Bank Presidents	20+ Avg.
GBB Board of Directors 18 diversified and seasoned directors	25+ Avg.
Community Bank Boards of Directors 90 diversified and seasoned directors	25+ Avg.

2002 Performance Goals

Loan Growth	7% - 10%
Deposit Growth	5% - 10%
ROE	> 20.0%
ROA	> 1.4%
EPS Growth	
Q3 & Q4 2002	$0.59 - $0.63
2003	10% - 15%
Net Interest Margin	4.75% - 4.90%
Non-Performing Assets	Approx. 50 b.p. (1)
Net Charge-Offs	110 b.p. to 120 b.p. (2)

(1) *The NPA guidance is based upon our current assessment of our loan portfolio quality, including the commercial real estate portfolio.*

(2) *The increase from 70-80 basis points to 110-120 basis points is a result of the continued management of our loan portfolio, particularly the SNC and specialty finance portfolios.*

Investment Highlights

- Regional community banking focus provides strong competitive position during economic cycles
- Franchise with record of high-growth and profitability
- Well-positioned to take advantage of upturn in Bay Area economy - a California franchise
- Increasingly diversified product capability
- Well-capitalized institution with strong reserves
- Community banking credit culture
- Experienced management team with a strong track record of delivering shareholder value

Greater Bay Bancorp